CONVERTIBLE PREFERRED SHARE WARRANT LIABILITY (Tables)	12 Months Ended
Dec. 31, 2020
Schedule of assumptions used in determining the fair value of convertible preferred share warrants

	As of December 31,
	2020	2019
Volatility	50.0%	55.0%
Expected term (in years)	0.5 – 1.5	2.3
Risk-free rate	0.09 – 0.12%	1.59%
Expected dividend rate	0.0%	0.0%